Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated October 9, 2024
to the

ActivePassive U.S. Equity ETF (the “Fund”)

Prospectus and Summary Prospectus
dated December 29, 2023

This supplement makes the following amendments to disclosures in the Prospectus and Summary Prospectus for the Fund dated December 29, 2023.

Effective August 30, 2024, The London Company of Virginia, LLC (“London Co.”) has been added as a sub-adviser to the Fund. At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on August 15, 2024, the Board approved a sub-advisory agreement between the Adviser and London Co. in accordance with an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission (the “SEC”) effective as of September 26, 2007. In accordance with the exemptive order, additional information about London Co. will be included in an information statement that is filed with the SEC within 90 days of August 30, 2024.

The second paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus and beginning on page 26 of the Prospectus is amended and restated as follows:

The ratio of the Fund’s assets that are allocated to active versus passive investment strategies is determined by Envestnet Asset Management, Inc., the Fund’s investment adviser, (the “Adviser”), and is based on a variety of factors, including the Adviser’s proprietary research that looks at the likelihood of active managers outperforming or underperforming within the asset classes in which the Fund invests, the Adviser’s research and due diligence on available investment sub-advisers (each, a “Sub-Adviser”) within the different asset classes in which the Fund invests and the Adviser’s assessment of how different Sub-Advisers will contribute to overall Fund performance. Historically the Adviser has found that large cap companies in the U.S. are more researched and attract more scrutiny and research coverage than smaller capitalization companies. The Adviser will generally allocate more to active management for investments in smaller companies and use more passive management for larger companies. The portion of the Fund’s investment portfolio that is actively-managed by the Sub-Adviser and Adviser will range from 15% to 65% of the Fund’s net assets and is expected to shift over time as economic conditions change and the available information about the asset classes in which the Fund invests evolves. The remaining portion of the Fund’s portfolio will be allocated to the passive strategy. The Fund will invest at least 60% of its net assets in equity securities of U.S. companies with large market capitalizations. The Fund’s investment in equity securities may include common stock and preferred stock.

The fifth paragraph under “Principal Investment Strategies” on page 3 of the Summary Prospectus and page 28 of the Prospectus is amended and restated as follows:

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs one Sub-Adviser to manage the Fund’s qualitative active allocation, The London Company of Virginia, LLC d/b/a The London Company (“London Co.”). London Co. seeks to purchase financially stable companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder oriented management, and trading at a discount to our estimate of intrinsic value. Guiding principles of London Co.’s philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet strength, (3) a focused investment approach, and (4) low portfolio turnover enhances returns.

The following information under the section titled “Management” on page 6 of the Summary Prospectus and pages 31-32 of the Prospectus is hereby amended to read as follows:

Management

Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. The London Company of Virginia, LLC serves as the Fund’s Sub-Adviser.

Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Managing Director, Co-Founder and Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Senior Vice President, Senior Portfolio Manager of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
J. Brian Campbell	Since August 2024	Portfolio Manager of London Co.
Stephen M. Goddard	Since August 2024	Founder and Portfolio Manager of London Co.
Samuel D. Hutchings	Since August 2024	Portfolio Manager of London Co.

The list of the Fund’s sub-advisers under the section titled “Management and Organization of the Funds – The Sub-Advisers and Portfolio Managers” starting on page 47 of the Prospectus is hereby amended to include the following:

U.S. Equity ETF
The London Company of Virginia, LLC

The following information about The London Company of Virginia, LLC is added to the section titled “Management and Organization of the Funds – The Sub-Advisers and Portfolio Managers” starting on page 48 of the Prospectus:

The London Company of Virginia, LLC
The Adviser has entered into a sub-advisory agreement with The London Company of Virginia, LLC (“London Company”), to manage a portion of the International Equity ETF’s assets. London Company is located at 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226. London Co. is a registered investment adviser and was founded by Stephen M. Goddard, CFA, in 1994. London Co. provides investment management and investment advisory services to investment companies, high net worth individuals, pension and profit sharing plans, charitable organizations, state or municipal government entities, corporations and other institutional accounts. As of June 30, 2024, London Co. had $205.2 billion in assets under management.

J. Brian Campbell, CFA®
Mr. Campbell has served as Portfolio Manager since he joined London Co. in 2010. Prior to joining London Co., he was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management from 2004 to 2010. Mr. Campbell received a B.B.A in Finance (with Honors) from the University of Kentucky and his MBA from the Kelley School of Business at Indiana University. Mr. Campbell is a CFA charterholder and a member of the CFA Society Virginia.
Stephen M. Goddard, CFA®
Mr. Goddard founded London Co. in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 25 years of investment experience. Mr. Goddard earned his B.A. in Economics (Distinguished) from the Virginia Military Institute and his MBA (concentration in Finance) from the University of Richmond. Mr. Goddard is a CFA charterholder.
Samuel D. Hutchings, CFA®
Mr. Hutchings joined London Co. in 2015. He has served as a Portfolio Manager since 2018. Prior to joining London Co., he was a Research Associate with Eaton Vance and a Senior Consultant at FactSet Research Systems. Mr. Hutchings has 10 years of investment experience. Mr. Hutchings graduated magna cum laude from the College of the Holy Cross with a B.A. in Philosophy and Economics and received his MBA from the Darden School of Business at the University of Virginia. Mr. Hutchings is a CFA charterholder, a member of the CFA Society Virginia, and has earned the CFA Institute Certificate in ESG Investing.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and London Co. will be included in the Fund’s annual report to shareholders on Form N-CSR for the fiscal year ended August 31, 2024.

Please retain this Supplement with your Prospectus
and Summary Prospectus for future reference.

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